                                                                    EXHIBIT 99.1

         [FORM OF INSTRUCTIONS AS TO USE OF SUBSCRIPTION CERTIFICATES]

                           INSTRUCTIONS AS TO USE OF
                 HANOVER DIRECT, INC. SUBSCRIPTION CERTIFICATES
                            ------------------------

               CONSULT THE INFORMATION AGENT, YOUR BANK OR BROKER
                              AS TO ANY QUESTIONS

     The following instructions relate to a rights offering (the "Rights Offering") by Hanover Direct, Inc., a Delaware corporation (the "Company"), to the holders of its Common Stock, par value $.66 2/3 per Share (the "Common Stock"), its 6% Series A Convertible Additional Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), and its Series B Convertible Additional Preferred Stock, par value $.01 per share (the "Series B Preferred Stock" and, together with the Series A Preferred Stock, the "Convertible
Preferred Stock"), as described in the Company's Prospectus dated April   , 1996
(the "Prospectus"). Holders of record of Common Stock and the Convertible
Preferred Stock at the close of business on             , 1996 (the "Record
Date") are receiving      . transferable subscription rights (the "Rights") for
each share of Common Stock held by them on the Record Date while the holders of
Series A Preferred Stock are receiving      . transferable Rights for each share
of Series A Preferred Stock held by them on the Record Date and holders of
Series B Preferred Stock are receiving      . transferable Rights for each share
of Series B Preferred Stock held by them on the Record Date. An aggregate of
approximately             Rights exercisable to purchase an aggregate of
approximately             shares of Common Stock (the "Underlying Shares") is
being distributed in connection with the Rights Offering. Each Right is
exercisable, upon payment of $          in cash (the "Subscription Price"), to
purchase one share of Common Stock (the "Subscription Privilege"). See "THE RIGHTS OFFERING -- SUBSCRIPTION PRIVILEGE" in the Prospectus.

     No fractional Rights or cash in lieu thereof will be issued or paid. The number of Rights distributed by the Company has been rounded up to the nearest whole number in order to avoid issuing fractional Rights.

     The Rights will expire at 5:00 p.m., New York City time, on             ,
1996 (the "Expiration Date"). It is anticipated that the Rights will be traded on the American Stock Exchange and in the over-the-counter market.

     The number of Rights to which you are entitled is printed on the face of your subscription certificate. You should indicate your wishes with regard to the exercise or sale of your Rights by completing the appropriate form or forms on your subscription certificate and returning the certificate to the Subscription Agent in the envelope provided.

     YOUR SUBSCRIPTION CERTIFICATE MUST BE RECEIVED BY THE SUBSCRIPTION AGENT, OR GUARANTEED DELIVERY REQUIREMENTS WITH RESPECT TO YOUR SUBSCRIPTION CERTIFICATE MUST BE COMPLIED WITH, AND PAYMENT OF THE SUBSCRIPTION PRICE, INCLUDING FINAL CLEARANCE OF ANY CHECKS, MUST BE RECEIVED BY THE SUBSCRIPTION AGENT, ON OR BEFORE 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. YOU MAY NOT REVOKE ANY EXERCISE OF A RIGHT.

1.  SUBSCRIPTION PRIVILEGE.

     To exercise Rights, complete Form 1 and send your properly completed and executed subscription certificate, together with payment in full of the Subscription Price for each Underlying Share subscribed for pursuant to the Subscription Privilege, to the Subscription Agent. Payment of the Subscription Price must be made in U.S. dollars for the full number of Underlying Shares being subscribed for (a) by check or bank draft drawn upon a U.S. bank or postal, telegraphic or express money order payable to American Stock Transfer & Trust Company, as Subscription Agent, or (b) by wire transfer of funds to the account maintained by the Subscription Agent for such purpose at
Bank; Account No.           ; ABA No.           . The

Subscription Price will be deemed to have been received by the Subscription Agent only upon (i) the clearance of any uncertified check, (ii) the receipt by the Subscription Agent of any certified check or bank draft drawn upon a U.S. bank or any postal, telegraphic or express money order or (iii) the receipt of good funds in the Subscription Agent's account designated above. IF PAYING BY UNCERTIFIED PERSONAL CHECK, PLEASE NOTE THAT THE FUNDS PAID THEREBY MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR. ACCORDINGLY, HOLDERS OF RIGHTS WHO WISH TO PAY THE SUBSCRIPTION PRICE BY MEANS OF UNCERTIFIED PERSONAL CHECK ARE URGED TO MAKE PAYMENT SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO ENSURE THAT SUCH PAYMENT IS RECEIVED AND CLEARS BY SUCH DATE AND ARE URGED TO CONSIDER PAYMENT BY MEANS OF CERTIFIED OR CASHIER'S CHECK, MONEY ORDER OR WIRE TRANSFER OF FUNDS. You may also transfer your subscription certificate to your bank or broker in accordance with the procedures specified in paragraph 3(a) below, make arrangements for the delivery of funds on your behalf and request such bank or broker to exercise the Subscription Certificate on your behalf. Alternatively, you may cause a written guarantee substantially in the form of Exhibit A to these instructions (the "Notice of Guaranteed Delivery") from a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or from a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being an "Eligible Institution"), to be received by the Subscription Agent at or prior to the Expiration Date together with payment in full of the applicable Subscription Price. Such Notice of Guaranteed Delivery must state your name, the number of Rights represented by your subscription certificate and the number of Rights being exercised pursuant to the Subscription Privilege, and will guarantee the delivery to the Subscription Agent of your properly completed and executed subscription certificates within five American Stock Exchange trading days following the date of the Notice of Guaranteed Delivery. If this procedure is followed, your subscription certificates must be received by the Subscription Agent within five American Stock Exchange trading days of the Notice of Guaranteed Delivery. Additional copies of the Notice of Guaranteed Delivery may be obtained upon request from the Information Agent at the address, or by calling the telephone number, indicated below.

     The address, telephone and telecopier numbers of the Subscription Agent are as follows:

        By Mail:              By Facsimile              By Hand:
 American Stock Transfer      Transmission:      American Stock Transfer
     & Trust Company         (718) 236-5001          & Trust Company
  40 Wall Street, 46th                            40 Wall Street, 46th
           Floor                                          Floor
New York, New York 10005                        New York, New York 10005

                             To Confirm Receipt of
                           Facsimile and For General
                                  Information:
                                 (212) 936-5100
                                 (718) 921-8200

     The address and telephone numbers of Morrow & Co., Inc., the Information Agent, are as follows:

                                909 Third Avenue
                                   20th Floor
                            New York, New York 10022
                                 (212) 754-8000
                            TOLL-FREE 1-800-566-9061
              Banks and brokerage firms please call 1-800-662-5200

     If you exercise less than all of the Rights evidenced by your subscription certificate by so indicating in Form 1 of your subscription certificate, the Subscription Agent either (i) will issue to you a new subscription certificate evidencing the unexercised Rights, (ii) if you so indicate on Form 2 of your subscription certificate, will transfer the unexercised Rights in accordance with your instructions or (iii) if you so indicate in Form 3 of your subscription certificate, will endeavor to sell such unexercised Rights for you. HOWEVER, IF YOU CHOOSE TO HAVE A NEW SUBSCRIPTION CERTIFICATE SENT TO YOU OR TO A TRANSFEREE, YOU OR SUCH TRANSFEREE MAY NOT RECEIVE ANY SUCH NEW SUBSCRIPTION CERTIFICATE IN SUFFICIENT TIME TO PERMIT SALE OR EXERCISE OF THE RIGHTS EVIDENCED THEREBY. IF YOU HAVE NOT INDICATED THE NUMBER OF RIGHTS BEING EXERCISED, OR IF YOU HAVE NOT FORWARDED FULL PAYMENT OF

THE SUBSCRIPTION PRICE FOR THE NUMBER OF RIGHTS THAT YOU HAVE INDICATED ARE BEING EXERCISED, YOU WILL BE DEEMED TO HAVE EXERCISED THE SUBSCRIPTION PRIVILEGE WITH RESPECT TO THE MAXIMUM NUMBER OF WHOLE RIGHTS WHICH MAY BE EXERCISED FOR THE SUBSCRIPTION PRICE PAYMENT DELIVERED BY YOU, AND TO THE EXTENT THAT THE SUBSCRIPTION PRICE PAYMENT DELIVERED BY YOU EXCEEDS THE PRODUCT OF THE SUBSCRIPTION PRICE MULTIPLIED BY THE NUMBER OF RIGHTS EVIDENCED BY THE SUBSCRIPTION CERTIFICATES DELIVERED BY YOU (SUCH EXCESS BEING THE "SUBSCRIPTION EXCESS"), YOU WILL BE ENTITLED TO THE RETURN OF ANY SUCH SUBSCRIPTION EXCESS BY THE SUBSCRIPTION AGENT WITHOUT INTEREST OR DEDUCTION.

2.  DELIVERY OF STOCK CERTIFICATE, ETC.

     The following deliveries and payments will be made to the address shown on the face of your subscription certificate unless you provide instructions to the contrary on Form 4.

     (a) Subscription Privilege. As soon as practicable after the Expiration Date, the Subscription Agent shall mail to each exercising Rights holder certificates representing shares of Common Stock purchased pursuant to the Subscription Privilege.

     (b) Cash Payments. As soon as practicable after the valid exercise of Rights, the Subscription Agent will mail to each Rights holder who exercises the Subscription Privilege any Subscription Excess received by the Subscription Agent.

     Promptly following the Expiration Date, the Subscription Agent will mail a check for any Rights sold through the Subscription Agent to the holder of such Rights, less applicable commissions, taxes and other charges.

3.  TO SELL OR TRANSFER RIGHTS.

     (a) Sale of Rights through a Bank or Broker. To sell all Rights evidenced by a subscription certificate through your bank or broker, so indicate on Form 2 and deliver your properly completed and executed subscription certificate to your bank or broker. If Form 2 is completed without designating a transferee, the Subscription Agent may thereafter treat the bearer of the subscription certificate as the absolute owner of all of the Rights evidenced by such subscription certificate for all purposes, and the Subscription Agent shall not be affected by any notice to the contrary. Because your bank or broker cannot issue subscription certificates, if you wish to sell less than all of the Rights evidenced by a subscription certificate, either you or your bank or broker must instruct the Subscription Agent as to the action to be taken with respect to the Rights not sold, or you or your bank or broker must first have your subscription certificate divided into subscription certificates of appropriate denominations by following the instructions in paragraph 4 of these instructions. The subscription certificates evidencing the number of Rights you intend to sell can then be transferred by your bank or broker in accordance with the instructions in this paragraph 3(a).

     (b) Transfer of Rights to a Designated Transferee. To transfer all of your Rights to a transferee other than a bank or broker, you must complete Form 2 in its entirety, execute the subscription certificate and have your signature guaranteed by an Eligible Institution. A subscription certificate that has been properly transferred in its entirety may be exercised by a new holder without having a new subscription certificate issued. In order to exercise, or otherwise take action with respect to, such a transferred subscription certificate, the new holder should deliver the subscription certificate, together with payment of the applicable Subscription Price and complete separate instructions signed by the new holder, to the Subscription Agent in ample time to permit the Subscription Agent to take the desired action. Because only the Subscription Agent can issue subscription certificates, if you wish to transfer less than all of the Rights evidenced by your subscription certificate to a designated transferee, you must instruct the Subscription Agent as to the action to be taken with respect to the Rights not sold or transferred, or you must divide your subscription certificate into subscription certificates of appropriate smaller denominations by following the instructions in paragraph 4 below. The subscription certificate evidencing the number of Rights you intend to transfer can then be transferred by following the instructions in this paragraph 3(b).

     (c) Sale of Rights through Subscription Agent. To sell some or all of your Rights through the Subscription Agent, you must check the box in Form 3 and deliver the subscription certificate to the Subscription Agent. Your subscription certificate should be delivered to the Subscription Agent in ample time for it to be sold and exercised, but in no event later than [11:00] a.m.,
New York City time, on                ,        , 1996. The Subscription Agent's
obligation to execute orders is subject to its ability to find buyers. If you wish to sell less than all of your Rights, you or your bank or broker must instruct the Subscription Agent as to the action to be taken with respect to the Rights not sold. Promptly following the Expiration Date, the Subscription Agent will send you a check for the net proceeds of such sale as described in the Prospectus. If you wish to sell Rights through the Subscription Agent, you should also complete the Substitute Form W-9 referred to in paragraph 8 below.

4.  TO HAVE A SUBSCRIPTION CERTIFICATE DIVIDED INTO SMALLER DENOMINATIONS.

     To have a subscription certificate divided into smaller denominations, send your subscription certificate, together with complete separate instructions (including specification of the denominations into which you wish your Rights to be divided) signed by you, to the Subscription Agent, allowing sufficient time for new subscription certificates to be issued and returned so that they can be used prior to the Expiration Date. Alternatively, you may ask a bank or broker to effect such actions on your behalf. Your signature must be guaranteed by an Eligible Institution if any of the new subscription certificates is to be issued in a name other than that in which the old subscription certificate was issued. Subscription certificates may not be divided into fractional Rights, and any instruction to do so will be rejected. AS A RESULT OF DELAYS IN THE MAIL, THE TIME OF THE TRANSMITTAL, THE NECESSARY PROCESSING TIME AND OTHER FACTORS, YOU OR YOUR TRANSFEREE MAY NOT RECEIVE SUCH NEW SUBSCRIPTION CERTIFICATES IN TIME TO ENABLE THE RIGHTS HOLDER TO COMPLETE A SALE OR EXERCISE BY THE EXPIRATION DATE. NEITHER THE COMPANY NOR THE SUBSCRIPTION AGENT WILL BE LIABLE TO EITHER A TRANSFEROR OR TRANSFEREE FOR ANY SUCH DELAYS.

5.  EXECUTION.

     (a) Execution by Registered Holder. The signature on the subscription certificate must correspond with the name of the registered holder exactly as it appears on the face of the subscription certificate without any alteration or change whatsoever. Persons who sign the subscription certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Subscription Agent in its sole and absolute discretion, must present to the Subscription Agent satisfactory evidence of their authority to so act.

     (b) Execution by Person Other than Registered Holder. If the subscription certificate is executed by a person other than the holder named on the face of the subscription certificate, proper evidence of authority of the person executing the subscription certificate must accompany the same unless, for good cause, the Subscription Agent dispenses with proof of authority.

     (c) Signature Guarantees. Your signature must be guaranteed by an Eligible Institution if you wish to transfer your Rights, as specified in paragraph 3(b) above, to a transferee other than a bank or broker, if you wish a new subscription certificate or certificates to be issued in a name other than that in which the old subscription certificate was issued, as specified in paragraph 4 above, or if you specify special payment or delivery instructions pursuant to Form 4.

6.  METHOD OF DELIVERY.

     The method of delivery of subscription certificates and payment of the Exercise Price to the Subscription Agent will be at the election and risk of the Rights holder, but, if sent by mail, it is recommended that they be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and the clearance of any checks sent in payment of the Exercise Price prior to 5:00 p.m., New York City time, on the Expiration Date.

7. SPECIAL PROVISIONS RELATING TO THE DELIVERY OF RIGHTS THROUGH THE DEPOSITORY TRUST COMPANY.

     In the case of holders of Rights that are held of record through The Depository Trust Company ("DTC"), exercises of the Subscription Privilege may be effected by instructing DTC to transfer Rights from the DTC account of such holder to the DTC account of the Subscription Agent, together with payment of the Subscription Price for each Underlying Share subscribed for pursuant to the Subscription Privilege.

8.  SUBSTITUTE FORM W-9.

     Each Rights holder who elects either to exercise Rights or to have the Subscription Agent endeavor to sell such holder's Rights should provide the Subscription Agent with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is included on the subscription certificate. Additional copies of Substitute Form W-9 may be obtained upon request from the Subscription Agent at the address, or by calling the telephone number, indicated above. Failure to provide the information on the form may subject such holder to a $50 penalty and to 31% federal income tax withholding with respect to (i) dividends that may be paid by the Company on shares of Common Stock purchased upon the exercise of Rights (for those holders exercising Rights) or (ii) funds to be remitted to Rights holders in respect of Rights sold by the Subscription Agent (for those holders electing to have the Subscription Agent sell their Rights).

                                                                       EXHIBIT A

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                           SUBSCRIPTION CERTIFICATES

                                   ISSUED BY

                              HANOVER DIRECT, INC.

     This form, or one substantially equivalent hereto, must be used to exercise Rights pursuant to the Rights Offering described in the Prospectus dated April
  , 1996 (the "Prospectus") of Hanover Direct, Inc., a Delaware corporation (the "Company"), if a holder of Rights cannot deliver the subscription certificate(s) evidencing the Rights (the "Subscription Certificate(s)") to the Subscription Agent listed below (the "Subscription Agent") at or prior to 5:00 p.m., New York
City time, on           ,           , 1996 (the "Expiration Date"). Such form
must be delivered by hand or sent by facsimile transmission or mail to the Subscription Agent, and must be received by the Subscription Agent on or prior to the Expiration Date. See "THE RIGHTS OFFERING -- EXERCISE OF RIGHTS" in the
Prospectus. Payment of the Subscription Price of $     per share for each share
of the Company's Common Stock subscribed for upon exercise of such Rights must be received by the Subscription Agent in the manner specified in the Prospectus at or prior to 5:00 p.m., New York City time, on the Expiration Date even if the Subscription Certificate evidencing such Rights is being delivered pursuant to the procedure for guaranteed delivery thereof.

                           The Subscription Agent is:

                    American Stock Transfer & Trust Company

        By Mail:              By Facsimile              By Hand:
 American Stock Transfer      Transmission:      American Stock Transfer
     & Trust Company         (718) 236-5001          & Trust Company
  40 Wall Street, 46th                            40 Wall Street, 46th
           Floor                                          Floor
New York, New York 10005                        New York, New York 10005

                             To Confirm Receipt of
                           Facsimile and For General
                                  Information:
                                 (212) 936-5100
                                 (718) 921-8200

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

                                                            HANOVER DIRECT, INC.

Gentlemen:

     The undersigned hereby represents that he or she is the holder of
Subscription Certificate(s) representing      Rights and that such Subscription
Certificate(s) cannot be delivered to the Subscription Agent at or before 5:00 p.m., New York City time, on the Expiration Date. Upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, the undersigned hereby elects to exercise the Subscription Privilege to subscribe for one share of Common Stock per Right with respect to each of
Rights represented by such Subscription Certificate. The undersigned understands
that payment of the Subscription Price of $     per share for each share of
Common Stock subscribed for pursuant to the Subscription Privilege must be received by the Subscription Agent at or before 5:00 p.m., New York City time, on the Expiration Date and represents that such payment, in the aggregate amount
of $          , either (check appropriate box):

     / / is delivered herewith or     / / was delivered separately in the manner
set forth below (check appropriate box and complete information relating thereto):

     / / wire transfer of funds

         -- name of transferor institution......................................

       -- date of transfer........................confirmation number (if available).............................................................

     / / uncertified check (Payment by uncertified check will not be deemed to have been received by the Subscription Agent until such check has cleared. Holders paying by such means are urged to make payment sufficiently in advance of the Expiration Date to ensure that such payment clears by such date.)

     / / certified check

     / / bank draft (cashier's check)

         -- name of maker.......................................................

         -- date and number of check, draft or money order......................
                                         (date)                    (number)

         -- bank on which check is drawn or issuer of money order...............

Signature(s)................................    Address.....................................
 ............................................    ............................................
Name(s).....................................    ............................................
 ............................................    Tel. No(s). (. . .).........................
            Please Type or Print
Subscription Certificate No(s). (if available)..............................................

                             GUARANTEE OF DELIVERY
       (NOT TO BE USED FOR SUBSCRIPTION CERTIFICATE SIGNATURE GUARANTEE)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, guarantees that the undersigned will deliver to the Subscription Agent the certificates representing the Rights being exercised hereby, with any required signature guarantees and any other required documents, all within five American Stock Exchange, Inc. trading days after the date hereof.

 ............................................    Dated:................................, 1996
 ............................................    ............................................
 ............................................    ............................................
 ............................................                   (Name of Firm)
                  Address
 ............................................    ............................................
      (Area Code and Telephone Number)                     (Authorized Signature)

     The institution which completes this form must communicate the guarantee to the Subscription Agent and must deliver the Subscription Certificate(s) to the Subscription Agent within the time period shown herein. Failure to do so could result in a financial loss to such institution.

                                                                       EXHIBIT B

                           IMPORTANT TAX INFORMATION

     Under the federal income tax law, (i) dividend payments that may be made by the Company on shares of Common Stock issued upon the exercise of Rights, and
(ii) payments that may be remitted by the Subscription Agent to Rights holders in respect of Rights sold on such holders' behalf by the Subscription Agent, may be subject to backup withholding, and each Rights holder who either exercises Rights or requests the Subscription Agent to sell Rights should provide the Subscription Agent (as the Company's agent, in respect of exercised Rights, and as payer with respect to Rights sold by the Subscription Agent) with such Rights holder's correct taxpayer identification number on Substitute Form W-9 which is included on the subscription certificate. If such Rights holder is an individual, the taxpayer identification number is his social security number. If the Subscription Agent, which is also the transfer agent for the Company, is not provided with the correct taxpayer identification number in connection with such payments, the Rights holder may be subject to a $50 penalty imposed by the Internal Revenue Service.

     Exempt Rights holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In general, in order for a foreign individual to qualify as an exempt recipient, that Rights holder must submit a statement, signed under the penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Subscription Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Company or the Subscription Agent, as the case may be, will be required to withhold 31 percent of any such payments made to the Rights holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding, the Rights holder is required to notify the Subscription Agent of his correct taxpayer identification number by completing the form which is included on the subscription certificate certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such Rights holder is awaiting a taxpayer identification number).

WHAT NUMBER TO GIVE THE SUBSCRIPTION AGENT

     The Rights holder is required to give the Subscription Agent the social security number or employer identification number of the record owner of the Rights. If the Rights are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

- ---------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------

                                                                    GIVE THE NAME AND
                                                                     SOCIAL SECURITY
                   FOR THIS TYPE OF ACCOUNT:                           NUMBER OF--
- ---------------------------------------------------------------------------------------------
  1.  Individual                                            The individual
- ---------------------------------------------------------------------------------------------
  2.  Two or more individuals (joint account)               The actual owner of the account
                                                            or, if combined funds, the first
                                                            individual on the account(1)
- ---------------------------------------------------------------------------------------------
  3.  Custodian account of a minor (Uniform Gifts to        The minor(2)
      Minors Act)
- ---------------------------------------------------------------------------------------------
  4.  a. The usual revocable savings trust (grantor is      The grantor-trustee(1)
         also trustee)
- ---------------------------------------------------------------------------------------------
      b. The so-called trust account that is not a legal    The actual owner(1)
      or valid trust under state law
- ---------------------------------------------------------------------------------------------
  5.  Sole proprietorship                                   The owner(3)
- ---------------------------------------------------------------------------------------------
                                                                    GIVE THE NAME AND
                                                                 EMPLOYER IDENTIFICATION
                   FOR THIS TYPE OF ACCOUNT:                           NUMBER OF--
- ---------------------------------------------------------------------------------------------
  6.  A valid trust, estate or pension trust                Legal entity (do not furnish the
                                                            identification number of the
                                                            personal representative or
                                                            trustee unless the legal entity
                                                            itself is not designated in the
                                                            account title)(4)
- ---------------------------------------------------------------------------------------------
  7.  Corporation                                           The corporation
- ---------------------------------------------------------------------------------------------
  8.  Association, club, religious, charitable,             The organization
      educational or other tax-exempt organization
- ---------------------------------------------------------------------------------------------
  9.  Partnership                                           The partnership
- ---------------------------------------------------------------------------------------------
 10.  A broker or registered nominee                        The broker or nominee
- ---------------------------------------------------------------------------------------------
 11.  Account with the Department of Agriculture in the     The public entity
      name of a public entity (such as a State or local
      government, school district, or prison) that
      receives agricultural program payments
- ---------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------

- ---------------
(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Show the name of the owner. You may also enter your business name.

(4) List first and circle the name of the legal trust, estate or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

     If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

     Payees specifically exempted from backup withholding on ALL payments include the following:

     - A corporation.

     - A financial institution.

     - An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7).

     - The United States or any agency or instrumentality thereof.

     - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

     - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

     - An international organization or any agency or instrumentality thereof.

     - A dealer in securities or commodities registered in the United States or a possession of the United States.

     - A real estate investment trust.

     - A common trust fund operated by a bank under section 584(a).

     - An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

     - An entity registered at all times under the Investment Company Act of 1940.

     - A foreign central bank of issue.

     Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

     - Payments to nonresident aliens subject to withholding under section 1441.

     - Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.

     - Payments of patronage dividends where the amount received is not paid in money.

     - Payments made by certain foreign organizations.

     Payments of interest not generally subject to backup withholding include the following:

     - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

     - Payments of tax-exempt interest (including exempt-interest dividends under section 852).

     - Payments described in section 6049(b)(5) to nonresident aliens.

     - Payments on tax-free covenant bonds under section 1451.

     - Payments made by certain foreign organizations.

     - Mortgage interest paid to you.

     Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

     Payments that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N.

     PRIVACY ACT NOTICE. Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must be given the number whether or not recipients are required to file tax returns. Payers must generally withhold 20% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

     (1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

     (2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

     (3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

            FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT
                        OR THE INTERNAL REVENUE SERVICE.

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